UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section240.14a-12

ROTH CH ACQUISITION V CO.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ROTH CH ACQUISITION V CO.
888 San Clemente Drive, Suite 400

Newport Beach, CA 92660

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD FEBRUARY 13, 2023

TO THE STOCKHOLDERS OF ROTH CH ACQUISITION V CO.:

You are cordially invited to attend the Annual Meeting (the “Annual Meeting”) of stockholders of Roth CH Acquisition V Co. (the “Company,” “we,” “us” or “our”) to be held at 1:30 p.m., Eastern Time, on February 13, 2023. Stockholders will NOT be able to attend the Annual Meeting in-person. The Company will be holding the Annual Meeting as a virtual meeting via the following information:

Annual Meeting Information:

Meeting Date: February 13, 2023

Meeting Time: 1:30 p.m. Eastern Time

Annual Meeting webpage (information, webcast, telephone access and replay):

https://www.cstproxy.com/rothchacquisitionv/2023

Telephone access (listen-only):

Within the U.S. and Canada: 1 800-450-7155 (toll-free)

Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

Conference ID:

8595039#

The Annual Meeting will be held for the purpose of considering and voting upon the following proposals:

•	The Director Election Proposal — a proposal to re-elect the current five (5) directors to the Company’s Board;

•	The Auditor Ratification Proposal — a proposal to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2022.

Your attention is directed to the proxy statement accompanying this notice for a more complete statement of matters to be considered at the Annual Meeting.

The Company’s board of directors has fixed the close of business on January 19, 2023 as the date for determining the Company’s stockholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Annual Meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the Annual Meeting will be available for ten days before the Annual Meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Annual Meeting.

After careful consideration of all relevant factors, the Company’s board of directors recommends that you vote or give instructions to vote (i) “FOR” the re-election of each of the directors as part of the Director Election Proposal and (ii) “FOR” the Auditor Ratification Proposal.

Enclosed is the proxy statement containing detailed information concerning the Director Election Proposal, the Auditor Ratification Proposal and the Annual Meeting. Whether or not you plan to virtually attend the Annual Meeting, we urge you to read this material carefully and vote your shares.

January 27, 2023

By Order of the Board of Directors

/s/ Byron Roth
Co-Chairman of the Board

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Annual Meeting. If you are a stockholder of record, you may also cast your vote in person at the Annual Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the Annual Meeting by obtaining a proxy from your brokerage firm or bank.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on February 13, 2023: This notice of meeting, the accompanying proxy statement and proxy card and the 2021 Annual Report on Form 10-K are available at https://www.cstproxy.com/rothchacquisitionv/2023.

ROTH CH ACQUISITION V CO.
888 San Clemente Drive, Suite 400

Newport Beach, CA 92660

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD FEBRUARY 13, 2023

PROXY STATEMENT

Roth CH Acquisition V Co. (the “Company,” “we,” “us” or “our”), a Delaware corporation, is providing this proxy statement in connection with the solicitation by the Company’s Board of Directors of proxies to be voted at the Annual Meeting of stockholders to be held at 1:30 p.m., Eastern Time, on February 13, 2023. Stockholders will NOT be able to attend the Annual Meeting in-person. The Company will be holding the Annual Meeting as a virtual meeting via the following information:

Annual Meeting Information:

Meeting Date: February 13, 2023

Meeting Time: 1:30 p.m. Eastern Time

Annual Meeting webpage (information, webcast, telephone access and replay):

https://www.cstproxy.com/rothchacquisitionv/2023

Telephone access (listen-only):

Within the U.S. and Canada: 1 800-450-7155 (toll-free)

Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

Conference ID:

8595039#

The Annual Meeting will be held for the purpose of considering and voting upon the following proposals:

•	The Director Election Proposal — a proposal to re-elect the current five (5) directors to the Company’s Board;

•	The Auditor Ratification Proposal — a proposal to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2022.

The Company’s board of directors has fixed the close of business on January 19, 2023 as the record date for determining the Company’s stockholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof (the “Record Date”). On the Record Date, there were 14,836,500 outstanding shares of the Company’s common stock, including 11,500,000 outstanding public shares. The Company’s warrants do not have voting rights. Only holders of record of the Company’s common stock on the Record Date are entitled to have their votes counted at the Annual Meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the Annual Meeting will be available for ten days before the Annual Meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Annual Meeting.

This proxy statement contains important information about the Annual Meeting, the Director Election Proposal and the Auditor Ratification Proposal. Please read it carefully and vote your shares.

This proxy statement, together with the proxy card and 2021 Annual Report on Form 10-K, is dated January 27, 2023 and is first being mailed to stockholders on or about January 30, 2023.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should carefully read the entire document, including any annexes to this proxy statement.

Q. What is being voted on?	A. You are being asked to vote on (i) a proposal to re-elect the Company’s five (5) directors to the Company’s board of directors and (ii) a proposal to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2022.

Q. Why is the Company proposing the proposal to re-elect directors and the proposal to ratify appointment of the Company’s independent auditors?

A:    The Director Election Proposal:    The Company failed to hold an annual meeting of stockholders within 12 months after its fiscal year ended December 31, 2021, as required by Nasdaq Listing Rule 5620(a). The Company is holding an annual meeting for the election of directors to regain compliance with the listing rules.

The Auditor Ratification Proposal:    The Company appointed Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the 2022 fiscal year. The Company elects to have its stockholders ratify such appointment.

Q. How do the Company’s executive officers, directors and affiliates intend to vote their shares?	A. All of the Company’s directors, executive officers and their respective affiliates, as well as the Company’s other stockholders immediately prior to its initial public offering (the “Initial Stockholders”), are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Director Election Proposal and the Auditor Ratification Proposal. On the Record Date, the 3,336,500 insider shares represented approximately 22.5% of the Company’s issued and outstanding common stock.

Q. What vote is required to adopt the proposals?

A.    Director Election Proposal.    Approval of each of the directors being re-elected will require the affirmative vote of a plurality of the shares of the Company’s common stock present in person by virtual attendance or represented by proxy and entitled to vote at the Annual Meeting or any adjournment thereof.

Auditor Ratification Proposal.    Approval of the Auditor Ratification Proposal requires the affirmative vote of holders of at least a majority of the issued and outstanding shares of common stock present in person by virtual attendance or represented by proxy at the Annual Meeting or any adjournment thereof.

Q. What if I do not want to approve the Director Election Proposal and the Auditor Ratification Proposal?	A. If you do not want to approve the Director Election Proposal or the Auditor Ratification Proposal, you must abstain, not vote, or vote against each proposal, or with respect to the Director Election Proposal, withhold your vote.

Q. How do I change my vote?	A. If you have submitted a proxy to vote your shares and wish to change your vote, or revoke your proxy, you may do so by delivering a later-dated, signed proxy card to Advantage Proxy, Inc., Attention: Karen Smith, Toll-Free: 877-870-8565, Collect: 206-870-8565, E-mail: ksmith@advantageproxy.com, the Company’s proxy solicitor, prior to the date of the Annual Meeting.

Q. How are votes counted?

A.    The Company’s proxy solicitor, Advantage Proxy, Inc., will be appointed as inspector of election for the meeting. Votes will be counted by the inspector of election, who will separately count “FOR” and “AGAINST” votes, abstentions, and broker non-votes.

Director Election Proposal.    The Director Election Proposal must be approved by the affirmative vote of a plurality of the shares of the Company’s common stock present in person by virtual attendance or represented by proxy at the Annual Meeting and entitled to vote at the Annual Meeting or any adjournment thereof. Abstentions and broker non-votes with respect to this proposal will have no effect on the vote.

Auditor Ratification Proposal.    The Auditor Ratification of Proposal must be approved by the affirmative vote of holders of at least a majority of the issued and outstanding shares of common stock present in person by virtual attendance or represented by proxy at the Annual Meeting or any adjournment thereof. Abstentions and broker non-votes with respect to this proposal will have the effect of a vote “AGAINST” such proposal.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?

A.    The Director Election Proposal is a non-discretionary item. Your broker can only vote your shares for such proposal if you provide instructions on how to vote. If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under securities exchange rules applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

Your broker can use its discretionary authority to vote shares with respect to the Auditor Ratification Proposal.

Q. What is a quorum requirement?	A. A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the issued and outstanding shares of common stock on the Record Date and entitled to vote are represented by stockholders present at the meeting or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes represented in person or by proxy at the Annual Meeting may adjourn the Annual Meeting to another date.

Q. Who can vote at the Annual Meeting?	A. Only holders of record of the Company’s common stock at the close of business on January 19, 2023 are entitled to have their vote counted at the Annual Meeting and any adjournments or postponements thereof. On the Record Date, there were 14,836,500 outstanding shares of Company common stock, including 11,500,000 outstanding public shares.

Stockholder of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting virtually, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. Does the board recommend voting for the Director Election Proposal and the Auditor Ratification Proposal?	A. Yes. The board of directors recommends that the Company’s stockholders vote “FOR” each of the Director Election Proposal and the Auditor Ratification Proposal.

Q. What do I need to do now?	A. The Company urges you to read carefully and consider the information contained in this proxy statement and to consider how the Director Election Proposal and the Auditor Ratification Proposal will affect you as a Company stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q. What should I do if I receive more than one set of voting materials?	A. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Q. Who is paying for this proxy solicitation?	A. The Company will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. Our officers and directors will not be paid any additional compensation for soliciting proxies. We have also engaged Advantage Proxy to solicit proxies on our behalf. We will pay Advantage Proxy approximately $7,500 in fees plus disbursements for such services. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q. Who can help answer my questions?

A.    If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Advantage Proxy, Inc.
Toll-Free: 877-870-8565
Collect: 206-870-8565
Email: ksmith@advantageproxy.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

Q. How do I vote?

A.    If you are a stockholder of record, you may vote online at the virtual Annual Meeting or vote by proxy using the enclosed proxy card, the Internet or telephone. Whether or not you plan to participate in the virtual Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. To vote using the proxy card, please complete, sign and date the proxy card and return it in the prepaid envelope. If you return your signed proxy card before the Annual Meeting, we will vote your shares as you direct.

To vote via the telephone, you can vote by calling the telephone number on your proxy card. Please have your proxy card handy when you call. Easy-to-follow voice prompts will allow you to vote your shares and confirm that your instructions have been properly recorded.

To vote via the Internet, please go to https://www.cstproxy.com/rothchacquisitionv/2023 and follow the instructions. Please have your proxy card handy when you go to the website. As with telephone voting, you can confirm that your instructions have been properly recorded.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day until 11:59 p.m., Eastern Time, on February 12, 2023. After that, telephone and Internet voting will be closed, and if you want to vote your shares, you will either need to ensure that your proxy card is received before the date of the Annual Meeting or vote in person by virtual attendance at the Annual Meeting.

If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from us. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank or brokerage firm does not offer Internet or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided.

If you are a beneficial owner of the shares and would like to vote your shares yourself, you will need to contact the Company’s transfer agent, Continental Stock Transfer & Trust Company, at the phone number or email below to receive a control number and you must obtain a legal proxy from your broker, bank or other nominee reflecting the number of shares of common stock you held as of the Record Date, your name and email address. You must contact the transfer agent for specific instructions on how to receive the control number. Please allow up to 48 hours prior to the Annual Meeting for processing your control number.

After obtaining a valid legal proxy from your broker, bank or other agent, you must submit proof of your legal proxy reflecting the number of your shares along with your name and email address to the transfer agent. Requests for registration should be directed to (917) 262-2373 or email proxy@continentalstock.com. Requests for registration must be received no later than 5:00 p.m., Eastern Time, on February 8, 2023.

Q. How may I participate in the virtual Annual Meeting?

A.    If you are a stockholder of record as of the Record Date for the Annual Meeting, you should receive a proxy card from the Company’s transfer agent, Continental Stock Transfer & Trust Company, containing instructions on how to attend the virtual Annual Meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the transfer agent at (917) 262-2373 or email proxy@continentalstock.com.

You can pre-register to attend the virtual Annual Meeting starting on February 8, 2023. Go to https://www.cstproxy.com/rothchacquisitionv/2023, enter the control number found on your proxy card you previously received, as well as your name and email address. Once you pre-register you can vote. At the start of the Annual Meeting you will need to re-log into https://www.cstproxy.com/rothchacquisitionv/2023 using your control number.

If your shares are held in street name, and you would like to join and not vote, the transfer agent will issue you a guest control number. Either way, you must contact the transfer agent for specific instructions on how to receive the control number. Please allow up to 48 hours prior to the meeting for processing your control number.

FORWARD-LOOKING STATEMENTS

We believe that some of the information in this proxy statement constitutes forward-looking statements. You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words. You should read statements that contain these words carefully because they:

•	discuss future expectations;

•	contain projections of future results of operations or financial condition; or

•	state other “forward-looking” information.

We believe it is important to communicate our expectations to our stockholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the trust account, unanticipated delays in the distribution of the funds from the trust account and the Company’s ability to finance and consummate a business combination following the distribution of funds from the trust account. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

BACKGROUND

The Company

We are a Delaware company incorporated on November 5, 2020 for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities.

In December 2021, we consummated our IPO of 11,500,000 units, including 1,500,000 units that were subject to the underwriters’ over-allotment option, with each unit consisting of one share of common stock and one-half of one redeemable warrant, each whole warrant entitling the holder thereof to purchase one share of common stock at a price of $11.50 per whole share. The units were sold at an offering price of $10.00 per unit, generating gross proceeds of $115,000,000.

Simultaneously with the closing of the IPO, we completed the private placement of 461,500 units at a purchase price of $10.00 per unit to certain Initial Stockholders, generating gross proceeds of $4,615,000. Except with respect to certain registration rights and transfer restrictions, the private units are identical to the units sold as part of the public units in the IPO.

In December 2020, certain of the Initial Stockholders purchased an aggregate of 4,312,500 shares of common stock from the Company for an aggregate purchase price of $25,000. In September 2021, certain of the Initial Stockholders sold an aggregate of 1,547,802 shares back to the Company, of which 1,437,500 shares were cancelled and the remaining 110,302 shares were purchased by certain of our officers and directors from the Company, resulting in an aggregate of 2,875,000 shares of common stock outstanding (the “founder shares”). On November 22, 2021, an Initial Stockholder sold an aggregate of 56,932 founder shares to the Company’s independent directors.

Following the closing of the IPO, a total of $116,725,000 of the net proceeds of the IPO and the private placement were placed in a trust account located in the United States with Continental Stock Transfer & Trust Company acting as trustee, and invested only in U.S. “government securities,” within the meaning set forth in Section 2(a)(16) of the Investment Company Act. None of the funds held in trust will be released from the trust account, other than to pay the Company’s income or other tax obligations until the earlier of (i) the consummation of the Company’s initial business combination, (ii) the Company’s failure to consummate a business combination within 18 months from the closing of the IPO, and (iii) the redemption of any public shares properly submitted in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation to affect the substance or timing of the Company’s obligation to redeem all public shares if the Company cannot complete an initial business combination within 18 months of the closing of the IPO and such amendment is duly approved.

The Company’s principal executive office is located at 888 San Clemente Drive, Suite 400, Newport Beach, CA 92660.

CERTAIN RISK FACTORS

We may not be able to complete an initial business combination with a U.S. target company since such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.

None of the members of the Company’s sponsor group is, is controlled by, or has substantial ties with a foreign person and therefore, we believe, will not be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS). While we believe that the nature of the Company’s business should not make our initial business combination subject to U.S. foreign regulations or review by a U.S. government entity, it is possible that a business combination may be subject to a CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our initial business combination falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our initial business combination. If we cannot complete our initial business combination by June 3, 2023 because the review process drags on beyond such timeframe or because our initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

If we are deemed to be an investment company, we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete our initial business combination.

On March 30, 2022, the SEC issued proposed rules relating to, among other matters, a safe harbor for SPACs from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The duration component of the proposed safe harbor rule would require a SPAC to file a report on Form 8-K with the SEC announcing that it has entered into an agreement with the target company (or companies) to engage in an initial business combination no later than 18 months after the effective date of the SPAC’s registration statement for its initial public offering. The SPAC would then be required to complete its initial business combination no later than 24 months after the effective date of its registration statement for its initial public offering. Although that proposed safe harbor rule has not yet been adopted, the SEC has indicated that are serious questions concerning the applicability of the Investment Company Act to a SPAC that does not complete its initial business combination within the proposed time frame set forth in the proposed safe harbor rule.

The proposed safe harbor rule has not yet been adopted, and one or more elements of the proposed safe harbor rule may not be adopted or may be adopted in a revised form. Nevertheless, we intend to comply with the terms of the proposed safe harbor rule, including the duration component of that rule, when and if adopted. As a result, we do not believe that the SEC would deem us to be an investment company for purposes of the Investment Company Act. However, if we were deemed to be an investment company for purposes of the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds and could increase the costs and time needed to complete a business combination or impair our ability to complete a business combination. If we have not completed our initial business combination within the required time period, our public stockholders may receive only approximately $10.15 per share, or less in certain circumstances, on the liquidation of our trust account and our warrants will expire worthless.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we intend to liquidate the securities held in the trust account on or around November 30, 2023, and instead to hold the funds in the trust account in cash until the earlier of the consummation of our initial business combination or our liquidation. As a result, following the liquidation of securities in the trust account, we would likely receive minimal interest, if any, on the funds held in the trust account, which would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

The funds in the trust account have, since the closing of our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we intend to liquidate the U.S. government treasury obligations or money market funds held in the trust account on or prior to November 30, 2023, and thereafter to hold all funds in the trust account in cash until the earlier of consummation of our initial business combination or liquidation of the Company. Following such liquidation, we would likely receive minimal interest, if any, on the funds held in the trust account. However, interest previously earned on the funds held in the trust account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, any decision to liquidate the securities held in the trust account and thereafter to hold all funds in the trust account in cash would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

In addition, even prior to the 24-month anniversary (November 30, 2023) of the effective date of the IPO registration statement, we may be deemed to be an investment company. The longer that the funds in the trust account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate the Company. Accordingly, we may determine, in our discretion, to liquidate the securities held in the trust account at any time, even prior to the 24-month anniversary, and instead hold all funds in the trust account in cash, which would further reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

PROPOSAL 1

ELECTION OF DIRECTORS

Nominees of the Board of Directors

Our board of directors currently consists of five (5) directors: Byron Roth, John Lipman, Pamela Ellison, Adam Rothstein, and Sam Chawla.

Our board of directors has nominated the persons identified below for re-election as directors, to serve until the next annual meeting and their successors have been elected and qualified. If any nominee becomes unavailable for election, which is not expected, the persons named in the accompanying proxy intend to vote for any substitute whom the Board nominates.

If a quorum is present at the Annual Meeting, the nominees for directors will be elected by a plurality of the votes of the shares present in person by virtual attendance or represented by proxy and entitled to vote in the election.

Name	Age	Other positions with the Company;	Has served as a director since
Byron Roth	60	Co-Chief Executive Officer and Co-Chairman of the Board	November 2020
John Lipman	46	Co-Chief Executive Officer and Co-Chairman of the Board	November 2020
Pamela Ellison	55	Independent Director	November 2021
Adam Rothstein	51	Independent Director	November 2021
Sam Chawla	48	Independent Director	November 2021

The following sets forth certain information with respect to our director nominees.

Byron Roth has served as our Co-Chief Executive Officer since our inception in November 2020, Chairman of the Board since our inception in November 2020 until November 2021, when he became Co-Chairman of the Board alongside Mr. Lipman. Mr. Roth has been the Chairman and Chief Executive Officer of Roth since 1998. Under his management the firm has helped raise over $75 billion for small-cap companies, as well as advising on many merger and acquisition transactions. Mr. Roth is a co-founder and General Partner of three private investment firms: Rx3, LLC, an influencer fund focused on consumer brands, Rivi Capital, concentrated in the mining sector, and Aceras Life Sciences, LLC, an in-house incubator focused on funding the development of novel medical innovations. He also co-founded two long only asset management firms: Cortina Asset Management, recently acquired by Silvercrest Asset Management (NASDAQ: SAMG), and EAM Investors. Mr. Roth was the Chief Executive Officer and Chairman of the Board of Roth CH Acquisition I Co. (NASDAQ: ROCH) from February 2019 until March 2021, when Roth CH Acquisition I Co. closed its business combination with PureCycle Technologies LLC. He was the Chief Executive Officer and Chairman of the Board of Roth CH Acquisition II Co. (NASDAQ: ROCC) from February 2019 until July 2021, when Roth CH Acquisition II Co. closed its business combination with Reservoir Holdings, Inc. Mr. Roth was the Co-Chief Executive Officer and Chairman of the Board of Roth CH Acquisition III Co. (NASDAQ: ROCR) from February 2019 until February 2022, when Roth CH Acquisition III Co. closed its business combination with QualTek HoldCo, LLC. He is also the Co-Chief Executive Officer and Chairman of the Board of Roth CH Acquisition IV Co. (NASDAQ: ROCG), a special purpose acquisition company. Mr. Roth is a member of the Advisory Council, Executive Committee, and serves as the Chairman on the Nominating Committee for the Cornell SC Johnson College of Business. He is a founding member of the University of San Diego Executive Cabinet for the Athletic Department, and former member of the Board of Trustees where he served on the Investment Committee for the university’s endowment and athletic department for nine years. Mr. Roth also sits on the Executive Board of SMU’s Cox School of Business. Mr. Roth serves as Chair of the Pacific Region Board of Trustees and a National Trustee for the Boys and Girls Club of America, and served as the Co-Chair for the 2019 Boys and Girls Club Pacific Youth of the Year Competition. He is also the 2021 annual honoree for the Elephant Cooperation, a non-profit devoted to raising awareness of the African elephant crisis and supporting educational causes in Africa. Mr. Roth also sits on the Board of Directors for the Lott IMPACT Foundation, whose Lott IMPACT Trophy is presented annually to the college football defensive IMPACT player of the year for their contribution on and off the field. He was also the honoree at the Challenged Athletes Foundation (CAF) 2015 Celebration of Heroes, Heart and Hope Gala and the 2018 Athletes First Classic Golden Heart Award benefitting the Orangewood Foundation. Mr. Roth earned his BBA from the University of San Diego in 1985 and his MBA from the Cornell SC Johnson College of Business in 1987. Mr. Byron Roth is the brother of Gordon Roth, the Company’s Chief Financial Officer. We believe Mr. Roth is well-qualified to serve as a director due to his business experience and contacts and relationships.

John Lipman has served as our Co-Chief Executive Officer since our inception in November 2020, and as Co-Chairman of the Board since November 2021. Mr. Lipman is a Partner and Managing Director of Investment Banking at Craig-Hallum. Mr. Lipman joined Craig-Hallum in 2012 and has more than 17 years of investment banking experience advising growth companies in the healthcare, industrial, and technology sectors. Mr. Lipman has completed over 200 equity, convertible, and debt offerings and advisory assignments for growth companies – including over 150 since joining Craig-Hallum. Prior to joining Craig-Hallum, Mr. Lipman was a Managing Director at Rodman & Renshaw LLC from 2011 to 2012, a Managing Director at Hudson Securities, Inc. from 2010 to 2011, and Carter Securities LLC, a firm he founded that specialized in raising equity, equity-linked, and debt capital for growth companies, from 2005 to 2009. Mr. Lipman has over 20 years investing experience in small capitalization companies, and started his career in venture capital and investor relations. Mr. Lipman is the Co-Chief Executive Officer and a member of the board of Roth CH Acquisition IV Co. (NASDAQ: ROCG). Mr. Lipman was the Chief Operating Officer and a member of the board of directors of Roth CH Acquisition I Co. (NASDAQ: ROCH) from December 2019 until its merger with PureCycle Technologies, Inc. (NASDAQ: PCT) in March 2021 and Roth CH Acquisition II Co. (NASDAQ: ROCC) from August 2020 until its merger with Reservoir Media, Inc. (NASDAQ: RSVR) in July 2021 and the Co-Chief Executive Officer from February 2021 and a director from August 2020 of Roth CH Acquisition III Co. (NASDAQ: ROCR) until its merger with QualTek Services, Inc. (NASDAQ: QTEK) in February 2022. Mr. Lipman earned his B.A. in Economics in 1999 from Rollins College in Winter Park, FL. We believe Mr. Lipman is well-qualified to serve as a director due to his business experience and contacts and relationships.

Pamela Ellison became a member of our Board of Directors on November 30, 2021. Ms. Ellison has held multiple strategy, operational and sales positions during her career in finance, technology and philanthropy. Most recently, from September 2010 until October 2020, Ms. Ellison was a Managing Director at Robin Hood Foundation (“Robin Hood”) where she focused on nurturing and developing major donors and their gifts, and where she spearheaded and managed large special projects and initiatives. Prior to Robin Hood, Pamela had a diversified career in financial services. She ran investor relations and business development at Jerusalem Venture Partners. Previously, she was a Managing Director at Geller & Company (in their family office division) and Foundation Source after working in investment banking at Wit Soundview and at Bear Stearns & Co., Inc. Ms. Ellison received a B.A. from Northwestern University and an M.B.A. from Columbia University. We believe that Ms. Ellison is well-qualified to serve as a director due to her broad experience, including in finance, and contacts and relationships.

Adam Rothstein became a member of our Board of Directors on November 30, 2021. Mr. Rothstein is a Co-Founder and General Partner of Disruptive Technology Partners, an Israeli technology-focused early-stage investment fund, and Disruptive Growth, a collection of late-stage investment vehicles focused on Israeli technology, which he co-founded in 2013 and 2014, respectively. Since 2014, Mr. Rothstein has also been the Managing Member of 1007 Mountain Drive Partners, LLC, which is a consulting and investment vehicle. Mr. Rothstein was the Executive Chairman of 890 5th Avenue Partners, Inc. (NASDAQ: ENFA), a special purpose acquisition company, from September 2020 until December 2021 when 890 5th Avenue Partners, Inc. completed its business combination with BuzzFeed, Inc. (NASDAQ: BZFD). Mr. Rothstein joined the Board of BuzzFeed, Inc. upon closure. Mr. Rothstein was a director of Roth CH Acquisition I Co. (NASDAQ: ROCH) from February 2020 until March 2021. Roth CH Acquisition I Co. was a special purpose acquisition company that merged with PureCycle Technologies LLC and is now publicly listed on NASDAQ as PureCycle Technologies, Inc. (NASDAQ: PCT). Mr. Rothstein was a director of Roth CH Acquisition II Co. (NASDAQ: ROCC) from December 2020 until July 2021. Roth CH Acquisition II Co. was a special purpose acquisition company that merged with Reservoir Holdings, Inc. and is now publicly listed on NASDAQ as Reservoir Media, Inc. (NASDAQ: RMI). In July 2021, Mr. Rothstein was named a director of Reservoir Media, Inc. Mr. Rothstein was also a director of Roth CH Acquisition III Co. (NASDAQ: ROCR) from March 2021 until February 2022. Roth CH Acquisition III Co. was a special purpose acquisition company that completed a business combination with QualTek HoldCo, LLC and is now publicly listed on NASDAQ as QualTek Services Inc. (NASDAQ: QTEK). Mr. Rothstein has also served as a director of Roth CH Acquisition IV Co. (NASDAQ: ROGL), a special purpose acquisition company, since November 2021. Previously, from July 2019 until January 2021, Mr. Rothstein was a director of Subversive Capital Acquisition Corp. (NEO: SVC.A.U) (OTCQX: SBVCF), a special purpose acquisition company that partnered with Shawn “JAY-Z” Carter and Roc Nation in January 2021 to acquire CMG Partners Inc. and Left Coast Ventures, Inc., and which now trades as TPCO Holding Corp. (NEO: GRAM.U) (OTCQX: GRAMF). Mr. Rothstein has over 25 years of investment experience, and currently sits on the boards of directors of several early- and mid-stage technology and media companies both in the US and in Israel and is on the Advisory Board for the Leeds School of Business at the University of Colorado, Boulder. Mr. Rothstein graduated summa cum laude with a Bachelor of Science in Economics from the Wharton School of Business at the University of Pennsylvania and has a Master of Philosophy (MPhil) in Finance from the University of Cambridge. We believe Mr. Rothstein is well-qualified to serve as a director due to his two decades of investment experience in the public and private markets both domestically and internationally.

Sam Chawla became a member of our Board of Directors on November 30, 2021. Mr. Chawla has served as a member of the board of directors of Roth CH Acquisition IV Co. (NASDAQ: ROCG) since August 2021. Mr. Chawla was a director of Roth CH Acquisition III Co. (NASDAQ: ROCR) from April 2021 until February 2022. Roth CH Acquisition III Co. was a special purpose acquisition company that completed a business combination with QualTek HoldCo, LLC and is now publicly listed on NASDAQ as QualTek Services Inc. (NASDAQ: QTEK). In February 2022, Mr. Chawla was named a director of QualTek Services Inc. Mr. Chawla has been a Portfolio Manager of Perceptive Advisors LLC, an investment fund focused on the healthcare sector, since 2013. Prior to joining Perceptive Advisors in 2013, Mr. Chawla was a Managing Director at UBS in the Global Healthcare Group. Mr. Chawla’s investment banking experience centered on strategic advisory work for both public and private healthcare companies. Prior to joining UBS in September 2010, Mr. Chawla was a Director (from January 2009 to September 2010) and a Vice President (from July 2007 to January 2009) in the Healthcare Investment Banking Group of Credit Suisse, which Mr. Chawla originally joined as an investment banker in 2002. Mr. Chawla also worked at Bloomberg L.P. and Pelican Life Sciences. Mr. Chawla received an M.B.A. from Georgetown University and a B.A. in Economics from Johns Hopkins University. We believe that Mr. Chawla is well-qualified to serve as a director due to his investment experience and contacts and relationships.

Board Operations

Byron Roth and John Lipman hold the positions of Co-Chief Executive Officers and Co-Chairmen of the Board. The Board believes that the services of each of Messrs. Roth and Lipman as both an executive officer and a director is in the best interests of the Company and its stockholders. Messrs. Roth and Lipman possess detailed and in-depth knowledge of the issues, opportunities and challenges facing the Company in its business and are thus best positioned to develop agendas that ensure that the Board’s time and attention are focused on the most critical matters relating to the business of the Company. Their combined roles enable decisive leadership, ensure clear accountability, and enhance the Company’s ability to communicate its message and strategy clearly and consistently to the Company’s stockholders, employees and customers. Messrs. Roth and Lipman co-chair the Board and stockholder meetings, and participate in preparing their respective agendas. The Board has not designated a lead director. Given the limited number of directors comprising the Board, the independent directors call, plan, and chair their executive sessions collaboratively and, between board meetings, communicate with management and one another directly. Under these circumstances, the directors believe designating a lead director to take on responsibility for functions in which they all currently participate might detract from rather than enhance performance of their responsibilities as directors. The Company believes that these arrangements afford the independent directors sufficient resources to supervise management effectively, without being overly engaged in day-to-day operations.

Risk Oversight

Management is responsible for assessing and managing risk, subject to oversight by the Board. The Board oversees our risk management policies and risk appetite, including operational risks and risks relating to our business strategy and transactions. Various committees of the Board assist the Board in this oversight responsibility in their respective areas of expertise as set forth below:

•	The Audit Committee assists the Board with the oversight of our financial reporting, independent auditors and internal controls. It is charged with identifying any flaws in business management and recommending remedies, detecting fraud risks and implementing anti-fraud measures. The Audit Committee further discusses the Company’s policies with respect to risk assessment and management with respect to financial reporting.

•	The Compensation Committee oversees compensation, retention, succession and other human resources-related issues and risks.

•	The Corporate Governance and Nominating Committee overviews risks relating to our governance policies and initiatives.

The Board held one meeting during fiscal year ended December 31, 2022. During the fiscal year ended December 31, 2022, no director attended fewer than 75% of the meetings of our board of directors and board committees of which the director was a member.

On November 30, 2021, our board of directors adopted a code of ethics that applies to our executive officers, directors and employees. The code of ethics codifies the business and ethical principles that governs aspects of our business. The code of ethics is available in our SEC filings as an exhibit to the Registration Statement on Form S-1 filed with the Securities and Exchange Commission on November 9, 2021.

Director Independence

Nasdaq’s listing standards require that a majority of our board of directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship, which, in the opinion of the Company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. We have determined that Pamela Ellison, Adam Rothstein, and Sam Chawla are independent directors under Nasdaq’s listing standards and other governing laws and applicable regulations, including Rule 10A-3 of the Exchange Act. Our independent directors have regularly scheduled meetings at which only independent directors are present.

Board Committees

Our Board has established standing committees in connection with the discharge of its responsibilities. These committees include an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee. Our Board has adopted written charters for each of these committees. Copies of the charters are available as exhibits to the Registration Statement on Form S-1 filed on November 9, 2021. Our Board may establish other committees as it deems necessary or appropriate from time to time.

Audit Committee

The Audit Committee was established on November 30, 2021 and is comprised of three directors: Pamela Ellison, Adam Rothstein, and Sam Chawla, each of whom is an independent director under Nasdaq’s listing standards. Mr. Chawla is the chairperson of the Audit Committee and qualifies as an “audit committee financial expert,” as defined in Item 407(d)(5) of Regulation S-K promulgated under the Securities Act.

The Audit Committee, which is established in accordance with Section 3(a)(58)(A) of the Exchange Act, engages Company’s independent accountants, reviewing their independence and performance, and reviews the Company’s accounting and financial reporting processes and the integrity of its financial statements; the audits of the Company’s financial statements and the appointment, compensation, qualifications, independence and performance of the Company’s independent auditors; the Company’s compliance with legal and regulatory requirements; and the performance of the Company’s internal audit function and internal control over financial reporting.

Audit Committee Report

The Company’s audit committee is responsible for supervising the Company’s independent accountants, reviewing the results and scope of the audit and other accounting related services and reviewing the Company’s accounting practices and systems of internal accounting and disclosure controls, among other things. These responsibilities include reviewing and discussing with management and the independent auditor the annual audited financial statements. The audit committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company’s financial statements.

In fulfilling its oversight responsibility of appointing and reviewing the services performed by the Company’s independent registered public accounting firm, the audit committee carefully reviews the policies and procedures for the engagement of the independent registered public accounting firm, including the scope of the audit, audit fees, auditor independence matters and the extent to which the independent registered public accounting firm may be retained to perform non-audit related services.

With respect to the audit of the Company’s financial statements for the year ended December 31, 2021, the members of the audit committee:

•	have reviewed and discussed the audited financial statements with the Company’s management and Grant Thornton LLP (“Grant Thornton”), the Company’s independent registered public accounting firm;

•	have discussed with Grant Thornton the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T regarding “Communication with Audit Committees”; and

•	have received and reviewed the written disclosures and the letter from Grant Thornton required by applicable requirements of the Public Company Accounting Oversight Board regarding Grant Thornton’s communications with the audit committee concerning independence and have discussed with Grant Thornton its independence from the Company.

Based on these reviews and discussions, the audit committee recommended to the Board that the audited financial statements referred to above be included in Company’s annual report on Form 10-K for the year ended December 31, 2021, filed on April 1, 2022.

Members of the Audit Committee:

Pamela Ellison, Sam Chawla
and Adam Rothstein

Audit Committee Meetings

The Audit Committee held three meetings during fiscal year ended December 31, 2022.

Compensation Committee

Our Compensation Committee was established on November 30, 2021 and is composed of three directors: Pamela Ellison, Adam Rothstein, and Sam Chawla, each of whom is an independent director under Nasdaq’s listing standards. Mr. Rothstein is the chairperson of the Compensation Committee.

The Compensation Committee reviews annually the Company’s corporate goals and objectives relevant to the officers’ compensation, evaluates the officers’ performance in light of such goals and objectives, determines and approves the officers’ compensation level based on this evaluation; makes recommendations to the Board regarding approval, disapproval, modification, or termination of existing or proposed employee benefit plans, makes recommendations to the Board with respect to non-CEO and non-CFO compensation and administers the Company’s incentive-compensation plans and equity-based plans. The Compensation Committee has the authority to delegate any of its responsibilities to subcommittees as it may deem appropriate in its sole discretion. The chief executive officer of the Company may not be present during voting or deliberations of the Compensation Committee with respect to his compensation. The Company’s executive officers do not play a role in suggesting their own salaries. Neither the Company nor the Compensation Committee has engaged any compensation consultant who has a role in determining or recommending the amount or form of executive or director compensation.

Notwithstanding the foregoing, as indicated above, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing stockholders, including our directors, or any of their respective affiliates, prior to, or for any services they render in order to effectuate, the consummation of a business combination. Accordingly, it is likely that prior to the consummation of an initial business combination, the Compensation Committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.

Compensation Committee Meetings

The Compensation Committee did not hold any meetings during fiscal year ended December 31, 2022.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee has ever been an officer or employee of the Company. None of the Company’s executive officers serves, or has served since inception, as a member of the board of directors, compensation committee or other board committee performing equivalent functions of any entity that has one or more executive officers serving as one of the Company’s directors or on the Company’s Compensation Committee.

Corporate Governance and Nominating Committee

Our Corporate Governance and Nominating Committee (the “Nominating Committee”) was established on November 30, 2021 and is composed of three directors: Pamela Ellison, Adam Rothstein, and Sam Chawla, each of whom is an independent director under Nasdaq’s listing standards. Ms. Ellison is the chairperson of the Nominating Committee.

The Nominating Committee is responsible for overseeing the selection of persons to be nominated to serve on our Board. Specifically, the Nominating Committee makes recommendations to the Board regarding the size and composition of the Board, establishes procedures for the director nomination process and screens and recommends candidates for election to the Board. On an annual basis, the Nominating Committee recommends for approval by the Board certain desired qualifications and characteristics for board membership. Additionally, the Nominating Committee establishes and administers a periodic assessment procedure relating to the performance of the Board as a whole and its individual members. The Nominating Committee will consider a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the Board. The Nominating Committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The Nominating Committee does not distinguish among nominees recommended by stockholders and other persons.

Nominating Committee Meetings

The Nominating Committee did not hold any meetings during fiscal year ended December 31, 2022.

Stockholder Communications

Stockholders can mail communications to the Board, c/o Roth CH Acquisition V Co., Attention: Secretary, at 888 San Clemente Drive, Suite 400, Newport Beach, CA 92660, who will forward the correspondence to each addressee.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors, officers and stockholders who beneficially own more than 10% of any class of equity securities of the Company registered pursuant to Section 12 of the Exchange Act, collectively referred to herein as the “Reporting Persons,” to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to the Company’s equity securities with the SEC. All Reporting Persons are required by SEC regulation to furnish us with copies of all reports that such Reporting Persons file with the SEC pursuant to Section 16(a). Based solely on our review of the copies of such reports and upon written representations of the Reporting Persons received by us, we believe that all transactions were timely reported during the fiscal year ended 2022.

EXECUTIVE OFFICERS

The following sets forth the names and ages of our current executive officers, their respective positions and offices.

Name	Age	Position
Byron Roth	60	Co-Chief Executive Officer and Co-Chairman of Board
John Lipman	46	Co-Chief Executive Officer and Co-Chairman of Board
Gordon Roth	68	Chief Financial Officer
Rick Hartfiel	58	Co-President
Aaron Gurewitz	54	Co-President
Andrew Costa	34	Co-Chief Operating Officer
Matthew Day	49	Co-Chief Operating Officer
Ryan Hultstrand	33	Co-Chief Operating Officer

The biographical information for Byron Roth and John Lipman is provided above under the director information.

Gordon Roth has served as our Chief Financial Officer since our inception in November 2020. Mr. Roth has been the Chief Financial Officer and Chief Operating Officer of Roth since 2000. From 1990 to 2000, Mr. Roth was the Co-Chairman and Founder of Roth and Company, P.C., a thirty-five person public accounting firm in Des Moines, Iowa. Prior to that Mr. Roth spent thirteen years with Deloitte & Touche, most recently serving as a Tax Partner and the Partner-in-Charge of the Des Moines office Tax Department. Mr. Roth is a CPA and a member of the American Institute of CPA’s. Mr. Roth is the Chief Financial Officer of Roth CH Acquisition IV Co. (NASDAQ: ROCG). Mr. Roth was the Chief Financial Officer of Roth CH Acquisition I Co. (NASDAQ: ROCH) from December 2019 until March 2021, Roth CH Acquisition II Co. (NASDAQ: ROCC) from February 2019 until July 2021 and Roth CH Acquisition III Co. (NASDAQ: ROCR) from February 2019 until February 2022. Mr. Roth used to serve on the Board of Trustees of JSerra Catholic High School, and was the Chair of the Budget & Finance Committee. Mr. Roth has served on several other non-profit boards in the past including Boys & Girls Club, Special Olympics, Camp Fire and St Anne School. Mr. Roth was also a founding partner of the Iowa Barnstormers of the Arena Football League. Mr. Roth earned his B.A. from William Penn University in 1976, where he also served as a member of their Board of Trustees and was inducted into their Athletic Hall of Fame. Mr. Roth also earned a Master of Science in Accounting from Drake University in 1977. Mr. Gordon Roth is the brother of Mr. Byron Roth.

Rick Hartfiel has served as our Co-President since August 2020. Mr. Hartfiel is a Managing Partner and has been the Head of Investment Banking at Craig-Hallum since 2005. Mr. Hartfiel brings over 30 years of investment banking experience focused on emerging growth companies. Since joining Craig-Hallum in 2005, Mr. Hartfiel has managed over 300 equity offerings (IPOs, follow-on offerings, registered direct offerings and PIPEs) and M&A transactions. Prior to joining Craig-Hallum, Mr. Hartfiel was an investment banker at Dain Rauscher Wessels and Credit Suisse First Boston. Mr. Hartfiel is the Co-President of Roth CH Acquisition IV Co. (NASDAQ: ROCG). Mr. Hartfiel was the President from December 2019 to February 2020 and the Co-President from February 2020 until March 2021 of Roth CH Acquisition I Co. (NASDAQ: ROCH), the Co-President from August 2020 until July 2021 of Roth CH Acquisition II Co. (NASDAQ: ROCC) and the Co-President from August 2020 until February 2022 of Roth CH Acquisition III Co. (NASDAQ: ROCR). Mr. Hartfiel has a B.A. from Amherst College, and an MBA from Harvard Business School.

Aaron Gurewitz has served as our Co-President since August 2020. Mr. Gurewitz has been a Managing Director and the Head of Roth’s Equity Capital Markets Department since January 2001. Mr. Gurewitz brings over 25 years of investment banking experience focused on growth companies. Since joining Roth in 1999, Mr. Gurewitz has managed over 1,000 public offerings including, but not limited to, IPOs and follow-on offerings. Prior to joining Roth in 1999, Mr. Gurewitz was a Senior Vice President in the Investment Banking Group at Friedman Billings Ramsey from May 1998 to August 1999. From 1995 to April 1998, Mr. Gurewitz was a Vice President in the Corporate Finance Department at Roth, and from 1999 to 2001, Mr. Gurewitz served as a Managing Director in Roth’s Investment Banking Department. Mr. Gurewitz is the Co-President of Roth CH Acquisition IV Co. (NASDAQ: ROCG). Mr. Gurewitz was the Co-President of Roth CH Acquisition I Co. (NASDAQ: ROCH) from February 2020 until March 2021, Roth CH Acquisition II Co. (NASDAQ: ROCC) from August 2020 until July 2021 and Roth CH Acquisition III Co. (NASDAQ: ROCR) from August 2020 until February 2022. Mr. Gurewitz graduated cum laude from San Diego State University with a B.S. in Finance.

Andrew Costa has served as our Co-Chief Operating Officer since July 2021. Mr. Costa is a Partner at RX3 Growth Partners, responsible for managing all aspects of the fund’s investment process, including sourcing, diligence, investment committee and portfolio management. Prior to RX3, Mr. Costa was the Chief Investment Officer at Roth Capital Partners, LLC where he oversaw Roth’s holding company investment activity, including many early stage venture investments. Prior to joining Roth, Mr. Costa was a Vice President in the Investment Banking Division at Morgan Stanley where he led numerous landmark M&A and equity transactions in the retail, marketplace and eCommerce sectors. Prior to Morgan Stanley, Mr. Costa was an Investment Banker at J.P. Morgan, and prior to that, served as a Captain in the U.S. Air Force. Mr. Costa is the Co-Chief Operating Officer of Roth CH Acquisition IV Co. (NASDAQ: ROCG). Mr. Costa is a Board member of Kroma Wellness PBC and a serial SPAC sponsor under the RothCH franchise. Mr. Costa graduated from the U.S. Air Force Academy with a B.S. in Systems Engineering Management and earned an MBA from USC’s Marshall School of Business.

Matthew Day has served as our Co-Chief Operating Officer since July 2021. Mr. Day is a Managing Director in the Investment Banking department at Roth Capital Partners, LLC with a focus on Business Services and Technology. Prior to joining Roth in 2019, Mr. Day spent 12 years as a senior equity analyst at Sagard Capital Partners, an investment firm that built and managed large minority positions in U.S. and Canadian publicly traded companies. At Sagard, Mr. Day focused primarily on businesses in the business services, industrial and consumer sectors. Prior to this role, he was a senior equity analyst and private equity associate at Xylem Investments from 2002 to 2006, where he served on boards of three private forestry companies in New Zealand, Chile and Venezuela. From 2000 to 2002, Mr. Day was an investment banking associate at Lehman Brothers in the global technology group. He also worked as an associate and analyst at Barclays Capital from 1995 to 1999, where he focused on the telecom, media and transportation industries. Mr. Day is the Co-Chief Operating Officer of Roth CH Acquisition IV Co. (NASDAQ: ROCG). Mr. Day has a B.S. in Finance from Boston College and an MBA from the University of California Berkeley Haas School of Business.

Ryan Hultstrand has served as our Co-Chief Operating Officer since he was appointed by the Board of Directors of the Company in February 2022. Mr. Hulstrand is a Managing Director in the Investment Banking department at Craig-Hallum Capital Group LLC. Mr. Hultstrand was previously a Vice President of Craig-Hallum Capital Group LLC from January 2018 until January 2022. Mr. Hultstrand has over 10 years of experience in investment banking and consulting in the healthcare, consumer, industrial and technology sectors, with a focus on SPACs. Mr. Hultstrand has a B.A. from Carleton College.

Executive Compensation

Employment Agreements

We have not entered into any employment agreements with our executive officers and have not made any agreements to provide benefits upon termination of employment.

Executive Officers and Director Compensation

No executive officer has received any cash compensation for services rendered to us. No compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing stockholders, including our directors, or any of their respective affiliates, prior to, or for any services they render in order to effectuate, the consummation of a business combination. However, such individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. There is no limit on the amount of these out-of-pocket expenses and there will be no review of the reasonableness of the expenses by anyone other than our board of directors and Audit Committee, which includes persons who may seek reimbursement, or a court of competent jurisdiction if such reimbursement is challenged.

Certain Relationships and Related Transactions

Founder Shares

In December 2020, certain of the Initial Stockholders purchased an aggregate of 4,312,500 shares of common stock from the Company for an aggregate purchase price of $25,000. In September 2021, certain of the Initial Stockholders sold an aggregate of 1,547,802 shares back to the Company, of which 1,437,500 shares were cancelled and the remaining 110,302 shares were purchased by certain of our officers and directors from the Company, resulting in an aggregate of 2,875,000 founder shares outstanding. On November 22, 2021, an Initial Stockholder sold an aggregate of 56,932 founders shares to the Company’s independent directors.

The founder shares have been placed in escrow with Continental Stock Transfer & Trust Company, as escrow agent, until (1) with respect to 50% of the insider shares, the earlier of six months after the date of the consummation of our initial business combination and the date on which the closing price of our common stock equals or exceeds $12.50 per share (as adjusted for share splits, share capitalizations, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after our initial business combination and (2) with respect to the remaining 50% of the insider shares, six months after the date of the consummation of our initial business combination, or earlier, in either case, if, subsequent to our initial business combination, we consummate a liquidation, merger, share exchange or other similar transaction which results in all of our stockholders having the right to exchange their shares for cash, securities or other property.

Private Placement

On December 3, 2021, simultaneously with the closing of the IPO, certain of the Initial Stockholders purchased from us an aggregate of 461,500 units at a price of $10.00 per unit, for an aggregate purchase price of $4,615,000, in a private placement. Except with respect to certain registration rights and transfer restrictions, the private units are identical to the units sold as part of the public units in the IPO. The proceeds from the private placement were added to the proceeds from the IPO held in the trust account. If we do not complete a business combination within the time period set forth in our amended and restated certificate of incorporation, as amended, such proceeds will be used to fund the redemption of the public shares (subject to the requirements of applicable law).

The Initial Stockholders have agreed (A) to vote their founder shares, shares underlying the private units and any public shares purchased in or after the IPO in favor of any proposed business combination, (B) not to propose, or vote in favor of, prior to and unrelated to an initial business combination, an amendment to our certificate of incorporation that would affect the substance or timing of the ability of public stockholders to exercise redemption rights as described herein or of our redemption obligation to redeem all public shares if we cannot complete an initial business combination within the time period set forth in our amended and restated certificate of incorporation, as amended, unless we provide public stockholders an opportunity to redeem their public shares in conjunction with any such amendment, (C) not to redeem any shares, including founder shares, shares underlying the private units and any public shares purchased in or after the IPO into the right to receive cash from the trust account in connection with a stockholder vote to approve our proposed initial business combination or sell any shares to us in any tender offer in connection with our proposed initial business combination, (D) not to transfer the private units prior to the close of a business combination (except on the same terms as the founder shares would be transferable) and (E) that the founder shares and shares underlying the private units shall not participate in any liquidating distribution upon winding up if a business combination is not consummated.

Registration Rights Agreement

Pursuant to a registration rights agreement entered into on December 3, 2021, the holders of our insider shares, as well as the holders of the private units (and underlying securities), will be entitled to registration rights pursuant to the registration rights agreement. The holders of a majority of these securities are entitled to make up to two demands that we register such securities. The holders of the majority of the insider shares can elect to exercise these registration rights at any time commencing three months prior to the date on which these shares of common stock are to be released from escrow. The holders of a majority of the private units (and underlying securities) can elect to exercise these registration rights at any time after we consummate a business combination. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our consummation of a business combination. We will bear the expenses incurred in connection with the filing of any such registration statements. Notwithstanding the foregoing, they may not exercise demand or piggyback rights after five (5) and seven (7) years, respectively, from the effective date of the IPO registration statement and may not exercise demand rights on more than one occasion in respect of all registrable securities.

Promissory Note — Related Party

On August 9, 2021, we issued an unsecured promissory note to CR Financial Holdings, Inc., an entity affiliated with Roth Capital Partners, LLC, pursuant to which we could borrow up to an aggregate principal amount of $200,000. The promissory note was non-interest bearing and payable on the earlier of the consummation of the IPO or the date on which we determined not to proceed with the IPO. The outstanding balance under the promissory note of $200,000 was repaid at the closing of the IPO on December 3, 2021.

Working Capital Loans

If needed to finance transaction costs in connection with searching for a target business or consummating an intended initial business combination, our initial stockholders, officers, directors or their affiliates may, but are not obligated to, loan us funds as may be required. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts, but no proceeds from the trust account would be used for such repayment. Such loans would be evidenced by promissory notes. The notes would be paid upon consummation of our initial business combination, without interest. If we do not complete a business combination, the loans will only be repaid with funds not held in the trust account, to the extent available.

Business Combination Marketing Agreement

Under a business combination marketing agreement entered into on December 3, 2021, we engaged Roth and Craig-Hallum as advisors in connection with our initial business combination to assist us in the transaction structuring and negotiation of a definitive purchase agreement with respect to the business combination, hold meetings with our stockholders to discuss the business combination and the target’s attributes, introduce us to potential investors to purchase our securities in connection with the business combination, assist us in obtaining stockholder approval for the business combination, and assist us with financial analysis, presentations, press releases and filings related to the business combination. We agreed to pay Roth and Craig-Hallum a fee for such services upon the consummation of our initial business combination in an amount equal to, in the aggregate, 4.5% of the gross proceeds of our IPO, including any proceeds from the full or partial exercise of the underwriters’ over-allotment option. As a result, Roth and Craig-Hallum will not be entitled to such fee unless we consummate our initial business combination.

Compensation of Our Management

We reimburse our officers and directors for any reasonable out-of-pocket business expenses incurred by them in connection with certain activities on our behalf such as identifying and investigating possible target businesses and business combinations. There is no limit on the amount of out-of-pocket expenses reimbursable by us; provided, however, that to the extent such expenses exceed the available proceeds not deposited in the trust account and the interest income earned on the amounts held in the trust account, such expenses would not be reimbursed by us unless we consummate an initial business combination. Our Audit Committee reviews and approves all reimbursements and payments made to any initial stockholder or member of our management team, or our or their respective affiliates, and any reimbursements and payments made to members of our Audit Committee are reviewed and approved by our board of directors, with any interested director abstaining from such review and approval.

No compensation or fees of any kind, including finder’s fees, consulting fees or other similar compensation, will be paid to any of our initial stockholders, officers or directors who owned our shares of common stock, or to any of their respective affiliates, prior to or with respect to the business combination (regardless of the type of transaction that it is).

Related Party Policy

Our code of ethics requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the board of directors (or the Audit Committee). Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed the lesser of $120,000 in any calendar year and 1% of the average of the Company’s total assets at year-end for the last two completed fiscal years, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our common stock, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

Our Audit Committee, pursuant to its written charter, is responsible for reviewing and approving related-party transactions to the extent we enter into such transactions. All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions, including the payment of any compensation, will require prior approval by our Audit Committee and a majority of our uninterested “independent” directors, or the members of our board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our Audit Committee and a majority of our disinterested “independent” directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties. Additionally, we require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

To further minimize conflicts of interest, we have agreed not to consummate our initial business combination with an entity that is affiliated with any of our officers, directors or initial stockholders, unless we have obtained (i) an opinion from an independent investment banking firm, or other firm that commonly provides valuation opinions, that the business combination is fair to our stockholders from a financial point of view and (ii) the approval of a majority of our disinterested and independent directors (if we have any at that time). Furthermore, in no event will any of our initial stockholders, officers, directors or their respective affiliates be paid any finder’s fee, consulting fee or other similar compensation prior to, or for any services they render in order to effectuate, the consummation of our initial business combination.

Required Vote

The Director Election Proposal will be approved by the affirmative vote of a plurality of the shares of the Company’s common stock present in person or represented by proxy and entitled to vote at the Annual Meeting or any adjournment thereof. Abstentions and broker non-votes with respect to this proposal will have no effect on the vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
“FOR” THE RE-ELECTION OF EACH OF THE DIRECTOR NOMINEES.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee and the Board of Directors appointed Grant Thornton LLP as the independent registered public accounting firm for the fiscal year ended December 31, 2022. Representatives of Grant Thornton LLP may be present by tele-conference at the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement, if they so desire.

In the event the stockholders fail to ratify the selection of Grant Thornton LLP, the Audit Committee will reconsider whether or not to retain the firm. Even if the selection is ratified, the Audit Committee and the Board of Directors in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Services and Fees of Independent Auditors

During the fiscal year ended December 31, 2021, the firm of Grant Thornton LLP, has acted as our principal independent registered public accounting firm. The following is a summary of fees paid or to be paid to Grant Thornton LLP for services rendered.

Audit Fees.    Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and review of financial statements included in our quarterly reports and services that are normally provided by Grant Thornton LLP in connection with statutory and regulatory filings. The aggregate fees billed by Grant Thornton LLP for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods, the registration statement, the closing 8-K and other required filings with the SEC for year ended December 31, 2021 and for the period from November 5, 2020 (Inception) through December 31, 2020 totaled $129,000 and $0, respectively. The above amount includes interim procedures and audit fees, as well as attendance at Audit Committee meetings.

Audit-Related Fees.    We did not pay Grant Thornton LLP for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements during the fiscal year ended December 31, 2021 and for the period from November 5, 2020 (Inception) through December 31, 2020.

Tax Fees.    We did not pay Grant Thornton LLP for tax compliance, tax planning and tax advice during the fiscal year ended December 31, 2021 and for the period from November 5, 2020 (Inception) through December 31, 2020.

All Other Fees.    We did not pay Grant Thornton LLP for other products and services during the fiscal year ended December 31, 2021 and for the period from November 5, 2020 (Inception) through December 31, 2020.

Pre-Approval of Services

All of the foregoing services were approved by the Audit Committee.

Required Vote

This Auditor Ratification Proposal will be approved and adopted only if holders of at least a majority of the issued and outstanding shares of common stock present in person by virtual attendance or represented by proxy at the Annual Meeting vote “FOR” the Auditor Ratification Proposal. Abstentions and broker non-votes with respect to this proposal will have the effect of a vote “AGAINST” such proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
“FOR” RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS.

THE ANNUAL MEETING

Date, Time and Place.    The Company will be holding the Annual Meeting at 1:30 p.m., Eastern Time, on February 13, 2023, in a virtual meeting format via the following information:

Annual Meeting Information:

Meeting Date: February 13, 2023

Meeting Time: 1:30 p.m. Eastern Time

Annual Meeting webpage (information, webcast, telephone access and replay):

https://www.cstproxy.com/rothchacquisitionv/2023

Telephone access (listen-only):

Within the U.S. and Canada: 1 800-450-7155 (toll-free)

Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

Conference ID:

8595039#

Voting Power; Record Date.    You will be entitled to vote or direct votes to be cast at the Annual Meeting, if you owned Company common stock at the close of business on January 19, 2023, the Record Date for the Annual Meeting. At the close of business on the Record Date, there were 14,836,500 outstanding shares of Company common stock, including 11,500,000 outstanding public shares, each of which entitles its holder to cast one vote on each proposal. The Company’s warrants do not carry voting rights.

Proxies; Board Solicitation.    Your proxy is being solicited by the Company’s board of directors on the proposals being presented to stockholders at the Annual Meeting. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the Annual Meeting. Advantage Proxy, Inc. is assisting the Company in the proxy solicitation process for this Annual Meeting. The Company will pay that firm approximately $7,500 in fees plus disbursements for such services.

Required Votes

Each of the director nominees under the Election of Directors proposal will be elected by a plurality of the votes of the shares of common stock present in person by virtual attendance or represented by proxy and entitled to vote in the election.

Approval of the Auditor Ratification Proposal will require the affirmative vote of holders of at least a majority of shares of common stock present in person by virtual attendance or represented by proxy at the Annual Meeting.

All of the Company’s directors, executive officers and their respective affiliates, as well as the Company’s other Initial Stockholders, are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Director Election Proposal and the Auditor Ratification Proposal. On the Record Date, the 3,336,500 insider shares represented approximately 22.5% of the Company’s issued and outstanding common stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock as of the Record Date by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•	each of our officers and directors; and

•	all our officers and directors as a group.

As of January 19, 2023, the Record Date, there were 14,836,500 outstanding shares of Company common stock, including 11,500,000 outstanding public shares. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect beneficial ownership of the Company’s warrants as these warrants are not exercisable within 60 days of the date of this proxy statement.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Approximate Percentage of Outstanding Common Stock
Byron Roth(3)	1,244,910	8.4%
John Lipman	802,232	5.4%
Gordon Roth(3)	862,566	5.8%
Rick Hartfiel	—	—
Aaron Gurewitz(4)	128,570	*
Andrew Costa	17,791	*
Matthew Day	35,582	*
Ryan Hultstrand	—	—
Adam Rothstein	42,523	*
Sam Chawla	42,523	*
Pamela Ellison	42,523	*
All current directors and executive officers as a group (10 individuals)(3)	3,257,839	22.0%
Holders of 5% or more of our Common Stock
CR Financial Holdings, Inc.(5)	763,615	5.1%
CHLM Sponsor-5 LLC (6)	802,234	5.4%
Saba Capital Management, L.P.(7)	925,000	6.2%

*	Less than 1%
(1)	Unless otherwise indicated, the business address of each of these individuals is c/o Roth CH Acquisition V Co., 888 San Clemente Drive, Newport Beach, CA 92660.
(2)	Excludes shares issuable pursuant to warrants issued in connection with the IPO, as such warrants are not exercisable until 30 days after the consummation of the Company’s initial business combination.
(3)	Includes shares owned by CR Financial Holdings, Inc., over which Byron Roth and Gordon Roth have voting and dispositive power.
(4)	Consists of shares owned by the AMG Trust Established January 23, 2007, for which Aaron Gurewitz is trustee.
(5)	Byron Roth and Gordon Roth have voting and dispositive power over the shares owned by CR Financial Holdings, Inc.
(6)	Steve Dyer, Chief Executive Officer and Managing Partner of Craig-Hallum Capital Group LLC, has voting and dispositive shares owned by CHLM Sponsor-5 LLC.
(7)	The information reported is based on a Schedule 13G filed on December 10, 2021. According to the Schedule 13G, as of December 10, 2021, Saba Capital Management, L.P. (“Saba Capital”), Saba Capital Management GP, LLC (“Saba GP”), and Boaz R. Weinstein shared sole voting and dispositive power with respect to 925,000 shares of our common stock. The address for Saba Capital, Saba GP and Mr. Weinstein is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

All of the insider shares have been placed in escrow with Continental Stock Transfer & Trust Company, as escrow agent, until (1) with respect to 50% of the insider shares, the earlier of six months after the date of the consummation of our initial business combination and the date on which the closing price of our common stock equals or exceeds $12.50 per share (as adjusted for share splits, share capitalizations, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after our initial business combination and (2) with respect to the remaining 50% of the insider shares, six months after the date of the consummation of our initial business combination, or earlier, in either case, if, subsequent to our initial business combination, we consummate a liquidation, merger, share exchange or other similar transaction which results in all of our stockholders having the right to exchange their shares for cash, securities or other property.

STOCKHOLDER PROPOSALS

The Company may hold a special meeting of stockholders for the purpose of approving an initial business combination and related transactions. Accordingly, at such time as an initial business combination is consummated, the Company’s subsequent annual meeting of stockholders would be held at a future date to be determined by the post-business combination company. The Company expects that it would notify stockholders of the deadline for submitting a proposal for inclusion in the proxy statement for its annual meeting following the completion of an initial business combination. The date of such meeting and the date by which you may submit a proposal for inclusion in the proxy statement will be included in a Current Report on Form 8-K or a Quarterly Report on Form 10-Q. You should direct any proposals to the Company’s secretary at the Company’s principal office.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by calling or writing the Company’s proxy solicitor at Advantage Proxy, Inc., Attention: Karen Smith, Toll-Free: 877-870-8565, Collect: 206-870-8565, E-mail: ksmith@advantageproxy.com.

OTHER INFORMATION

The Company’s 2021 Annual Report on Form 10-K, filed on April 1, 2022, excluding exhibits, will be mailed without charge to any stockholder entitled to vote at the meeting, upon written request to Roth CH Acquisition V Co., Attention: Secretary, 888 San Clemente Drive, Suite 400, Newport Beach, CA 92660.

Other Matters to Be Presented at the Annual Meeting

The Company did not have notice of any matter to be presented for action at the Annual Meeting, except as discussed in this proxy statement. The persons authorized by the accompanying form of proxy will vote in their discretion as to any other matter that comes before the Annual Meeting.

WHERE YOU CAN FIND MORE INFORMATION

The Company files its reports, proxy statements and other information electronically with the SEC. You may access information on the Company at the SEC website containing reports, proxy statements and other information at http://www.sec.gov. This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

This proxy statement contains important business and financial information about us that is not included in or delivered with this document. You may obtain this additional information, or additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Director Election Proposal and the Auditor Ratification Proposal by contacting the Company’s proxy solicitor at the following:

Advantage Proxy, Inc.
Attention: Karen Smith
Toll-Free: 877-870-8565
Collect: 206-870-8565

E-mail: ksmith@advantageproxy.com

In order to receive timely delivery of the documents in advance of the Annual Meeting, you must make your request for information no later than February 6, 2023.

PROXY

ROTH CH ACQUISITION V CO.
888 San Clemente Drive, Suite 400

Newport Beach, CA 92660

ANNUAL MEETING OF STOCKHOLDERS

ROTH CH ACQUISITION V CO.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

FEBRUARY 13, 2023

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated January 27, 2023, in connection with the Annual Meeting to be held at 1:30 p.m., Eastern Time, on February 13, 2023 in a virtual meeting format via the following information:

Annual Meeting webpage (information, webcast, telephone access and replay):

https://www.cstproxy.com/rothchacquisitionv/2023

Telephone access (listen-only):

Within the U.S. and Canada: 1 800-450-7155 (toll-free)

Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

Conference ID:

8595039#

The undersigned hereby appoints Byron Roth and John Lipman, and each of them, as proxies, with full power of substitution, to vote all shares of the common stock of ROTH CH ACQUISITION V CO. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Annual Meeting of stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxy is instructed to vote or act as follows on the proposal set forth in the Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE NOMINEES FOR DIRECTOR IN THE DIRECTOR ELECTION PROPOSAL AND THE AUDITOR RATIFICATION PROPOSAL.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE DIRECTOR ELECTION PROPOSAL AND THE AUDITOR RATIFICATION PROPOSAL. The notice of meeting, the accompany proxy statement and proxy card and the annual report on Form 10-K are available at https://www.cstproxy.com/rothchacquisitionv/2023.

Proposal 1 — Election of Directors

☐	FOR all nominees listed below (except as marked to the contrary below)	☐	WITHHOLD AUTHORITY to vote for all nominees listed below
1) Byron Roth 2) John Lipman 3) Pamela Ellison 4) Adam Rothstein 5) Sam Chawla

INSTRUCTION: To withhold authority to vote for any nominee, write the nominee’s name in the space provided below:

	FOR	AGAINST	ABSTAIN
Proposal 2 — Ratification of Appointment of Independent Auditors	☐	☐	☐

Approve the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2022.

FOR	AGAINST	ABSTAIN

Dated:	2023

Stockholder’s Signature

Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.